UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 23, 2015

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND

(Registrant)

(Exact name of registrant as specified in its charter)

GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND

(Rule 140 Co-Registrant)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-0151234 (Registrant) 26-0151301 (Co-Registrant) (IRS Employer ID Number)

c/o Greenhaven Commodity Services, LLC 3340 Peachtree Road Suite 1910 Atlanta, GA (Address of principal executive offices)	30326 (Zip Code)

001-33908

001-33909

(Commission File Number)

(404) 239-7942

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This current report on Form 8-K relates to the audited financial statements of Greenhaven Commodity Services, LLC (“GCS”) for the years ended December 31, 2014 and 2013 and for the three years in the period then ended. GCS is the Managing Owner of Greenhaven Continuous Commodity Index Fund and Greenhaven Continuous Commodity Index Master Fund. The GCS audited financial statements for the years ended December 31, 2014 and 2013 and for the three years in the period then ended are attached hereto as Exhibit 99.1 and is being filed herewith.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

Number	Title

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Audited Financial Statements of Greenhaven Commodity Services, LLC for the years ended December 31, 2014 and 2013 and the three years in the period then ended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND

By Greenhaven Commodity Services, LLC, the Managing Owner

By:	/s/ Ashmead Pringle
	Name:	Ashmead Pringle
	Title:	Chief Executive Officer

GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND

By Greenhaven Commodity Services, LLC, the Managing Owner

By:	/s/ Ashmead Pringle
	Name:	Ashmead Pringle

Title:	Chief Executive Officer

Date: April 23, 2015